Exhibit 99.1

LULULEMON UNVEILS "POWER OF THREE" STRATEGIC PLAN TO ACCELERATE GROWTH

Five-year growth plan aims to "double men’s, double digital, and quadruple international" revenues

NEW YORK - (April 24, 2019) - Building upon a year of considerable growth in 2018 and having already delivered on several of its key 2020 goals, the Company is meeting with investors and analysts today to outline its growth strategy for the next five years. The Company plans to fuel growth through its Power of Three strategic plan to drive product innovation, create integrated Omni guest experiences, and to expand deeper in key markets around the world.

The growth strategy includes a plan to double men’s and digital revenues, and to quadruple international revenues. The Company’s core women’s business and its agile store formats in North America will also remain focus areas and are expected to generate revenue growth in the low double digits annually for the next five years.

"We’re ready to build upon our success and embark on the next phase of growth at lululemon to realize the full potential of our brand," said CEO Calvin McDonald. "We believe lululemon has a unique opportunity to push beyond traditional expectations to develop innovative products and become a fully experiential brand that creates compelling experiences for guests who want to completely live into the sweatlife."

The Power of Three strategic plan also includes contributions from new product categories and offerings, such as its membership program which is currently in pilot, as the Company further leverages its position as an experiential brand for guests across channels.

Power of Three Growth Strategy

The Company’s three priorities to drive revenue growth over the next five years are:

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Product innovation - The Company expects to more than double the size of its men’s revenues by 2023. In addition, its plans call for continued expansion in the women’s and accessories businesses. Both existing and new product categories are planned to grow, with lines supporting yoga, running and training. The Company also plans to continue its product collaborations, expand its popular Office/Travel/Commute category, and pursue new opportunities, such as selfcare.

•
Omni guest experiences - The Company expects to more than double its digital revenues by 2023. The Company will focus on offering an integrated guest experience across channels which are intended to inspire, provoke and celebrate guests who live a healthy and mindful lifestyle across multiple experiences - such as events, dynamic new store formats, and its innovative membership program that fosters connections among guests.

•
Market expansion - The Company plans to quadruple its international revenues by 2023. The Company’s recent success in its international markets demonstrates that the sweatlife translates across cultures and geographies and presents considerable growth potential for the brand. Expanding across China, as well as the APAC and EMEA regions, will be continued areas of focus for the Company. The Company also believes that considerable growth potential remains in both the U.S. and Canada and it plans to leverage its agile store formats, digital experience, and community connection.

A Truly Experiential Brand

The Company also is sharing its vision -- to be the experiential brand that ignites a community of people living the sweatlife through sweat, grow and connect -- which it believes speaks to guests who want flexibility and choice as they lead a healthy, mindful lifestyle.

"lululemon is purpose-driven and is positioned well to continue to inspire guests living the sweatlife across multiple experiences," McDonald added. "We believe we are operating from a position of strength as we invest in creating dynamic experiential moments for our communities to connect and come together."

The Company created and hosted more than 4,000 local events last year and demonstrated success with larger-scale experiences such as the SeaWheeze half-marathon in Vancouver and 10K runs in Edmonton and Toronto. The Company’s run clubs and yoga partnerships have long been a staple of the Company’s community-based foundations and success.

To embody its experiential brand ambitions, the Company announced it will open a 25,000 square-foot experiential store in Lincoln Park in Chicago in July 2019, complete with yoga studios, meditation space, healthy juice and food, and areas for community gatherings.

Financial Plan
In addition to more than doubling men’s and digital, and quadrupling international revenues, other key financial drivers of the Company’s Power of Three strategic plan include the following:

•	Total annual revenue growth in the low teens for the next five years;

•	Modest gross margin expansion annually;

•	Modest SG&A leverage annually;

•	Operating income growth to exceed revenue growth annually;

•	EPS growth to equal or exceed operating income growth annually;

•	Annual capital expenditures of 6-8% of revenues; and

•	Annual square footage growth in the low double-digits.

"Our new five-year strategic plan reflects the potential we see across several areas of our business. The three main growth pillars are consistent with our prior plan, and we will continue to grow our core business while expanding into new categories to drive earnings growth and shareholder return." said PJ Guido, the Company’s Chief Financial Officer.

Speaking to investors today at the Company’s first analyst day in five years are: Calvin McDonald, Chief Executive Officer; Sun Choe, Chief Product Officer; Celeste Burgoyne, EVP of Americas and Global Guest Innovation; Stuart Haselden, Chief Operating Officer and EVP, International; and PJ Guido, Chief Financial Officer.
Conference Call Information
The presentations will be broadcast live over the internet beginning at 9:30 AM ET and can be accessed and viewed on the investor relations section of Company’s website, www.lululemon.com. Those interested in listening to the call are invited to dial 1-800-319-4610 or 1-604-638-5340, if internationally, approximately 10 minutes prior to the start.
About lululemon athletica inc.
lululemon athletica inc. (NASDAQ:LULU) is a healthy lifestyle inspired athletic apparel company for yoga, running, training, and most other sweaty pursuits, creating transformational products and experiences which enable people to live a life they love. Setting the bar in technical fabrics and functional designs, lululemon works with yogis and athletes in local communities for continuous research and product feedback. For more information, visit www.lululemon.com.
Forward-Looking Statements:
This press release includes estimates, projections, statements relating to our business plans, objectives, and expected operating results that are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. In many cases, you can identify forward-looking statements by terms such as "may," "will," "should," "expects," "plans," "anticipates," "outlook," "believes," "intends," "estimates," "predicts," "potential" or the negative of these terms or other comparable terminology. These forward-looking statements also include our guidance and outlook statements. These statements are based on management's current expectations but they involve a number of risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in the forward-looking statements as a result of risks and uncertainties, which include, without limitation: our ability to maintain the value and reputation of our brand; the acceptability of our products to our guests; our highly competitive market and increasing competition; our reliance on and limited control over third-party suppliers to provide fabrics for and to produce our products; an economic downturn or economic uncertainty in our key markets; increasing product costs and decreasing selling prices; our ability to anticipate consumer preferences and successfully develop and introduce new, innovative and updated products; our ability to accurately forecast guest demand for our products; our ability to safeguard against security breaches with respect to our information technology systems; any material disruption of our information systems; our ability to have technology-based systems function effectively and grow our e-commerce business globally; changes in consumer shopping preferences and shifts in distribution channels; the fluctuating costs of raw materials; our ability to expand internationally in light of our limited operating experience and limited brand recognition in new international markets; our ability to deliver our products to the market and to meet guest expectations if we have problems with our distribution system; imitation by our competitors; our ability to protect our intellectual property rights; changes in tax laws or unanticipated tax liabilities; our ability to source our merchandise profitably or at all if new trade restrictions are imposed or existing trade restrictions become more burdensome; our ability to manage our growth and the increased complexity of our business effectively; our ability to cancel store leases if an existing or new store is not profitable; increasing labor costs and other factors associated with the production of our products in South and South East Asia; the operations of many of our suppliers are subject to international and other risks; our ability to successfully open new store locations in a timely manner; our ability to comply with trade and other regulations; the service of our senior management; seasonality; fluctuations in foreign currency exchange rates; conflicting trademarks and the prevention of sale of certain products; our exposure to various types of litigation; actions of activist stockholders; anti-takeover provisions in our certificate of incorporation and bylaws; and other risks and uncertainties set out in filings made from time to time with the United States Securities and Exchange Commission and available at www.sec.gov, including, without limitation, our most recent reports on Form 10-K and Form 10-Q. You are urged to consider these factors carefully in evaluating the forward-looking statements contained herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by these cautionary statements. The forward-looking statements made herein speak only as of the date of this press release and we undertake no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances, except as may be required by law.
Investor Contact:
lululemon athletica inc.
Howard Tubin
1-604-732-6124

or

ICR, Inc.
Joseph Teklits/Caitlin Churchill
1-203-682-8200

Media Contact:
lululemon athletica inc.
Erin Hankinson
1-604-732-6124

or

Brunswick Group
Blake Sonnenshein
1-212-333-3810